SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 22, 1998
                                                  -------------


                                 WHX CORPORATION
             (Exact name of registrant as specified in its charter)


         New York                    1-2394                13-3768097
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission            (IRS Employer
    of incorporation)               File Number)       Identification No.)


                 110 East 59th Street, New York, New York 10022
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (212) 355-5200


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits.
                  -------------------------

         (b)      Pro Forma Financial Information
                  1. Unaudited Pro Forma Consolidated Statement of Operations for the quarter ended March 31, 1998.

                  2. Unaudited Pro Forma Consolidated Statement of Operations for the fiscal year ended December 31, 1997.

                  3. Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1998.

         (c)      Exhibits.
                  --------

         None

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  WHX CORPORATION



Dated: June 22, 1998              By: /S/ RONALD LABOW
                                     -----------------

                                      Name:  Ronald LaBow
                                      Title: Chairman of the Board

                                 WHX CORPORATION
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


         The following Unaudited Pro Forma Consolidated Statement of Operations for the quarter ended March 31, 1998 and the fiscal year ended December 31, 1997 have been prepared to give pro forma effect to the acquisition of Handy & Harman by WHX Corporation (the "Company") as if such acquisition had occurred on December 31, 1997. The pro forma financial information does not purport to be indicative of the financial position or results of operations of future periods or indicative of results that would have occurred had the transaction referred to above been consummated on the date indicated. The unaudited pro forma adjustments are based on available information and certain assumptions that management of the Company believes are reasonable.

         The unaudited pro forma financial information should be read in conjunction with the Company's and Handy & Harman's consolidated financial statements and the notes thereto set forth in the Company's and Handy & Harman's reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE QUARTER ENDED MARCH 31, 1998
                                 (IN THOUSANDS)

                                                             WHX                H&H(1)             ADJUSTMENTS            PRO FORMA
                                                             ---                ------             -----------            ---------

Net sales....................................             $304,078            $120,332          $     --                  $424,410

Cost of products sold (excluding depreciation)             269,657              91,693            (1,325)(2)               360,025

Depreciation and amortization................               20,504               3,680             1,432(3)                 25,616

Selling, administrative and general expenses.               18,276              13,702                --                    31,978
                                                          --------            --------          --------                  --------

Operating income (loss)......................              (4,359)              11,257              (107)                    6,791

Interest expense on debt.....................                9,847               3,395            10,368(4)                 23,610

Other income.................................               15,783                   8            (1,248)(5)                14,543
                                                          --------            --------          --------                  --------

Income (loss) before income taxes and
   extraordinary items.......................                1,577               7,870           (11,723)                   (2,276)

Tax provision (benefit)......................                  489               3,080            (4,103)(6)                  (534)
                                                          --------            --------          ---------                 --------

Income (loss) before extraordinary items.....                1,088               4,790            (7,620)                   (1,742)

Dividend requirement for preferred stock.....                5,152                  --                --                     5,152
                                                          --------            --------          --------                  --------

Income (loss) before extraordinary items available
   to common stock...........................            ($  4,064)           $  4,790          ($ 7,620)                 ($ 6,894)
                                                         ==========           ========          =========                 =========

(1) Certain H&H line items have been reclassified to conform to WHX's financial presentation.

(2)   Represents pension expense adjustment.

(3) Represents amortization of goodwill on a straight line basis over 40 years.

(4) Represents interest expense on the Notes, amortization of related deferred financing costs and interest on H&H borrowings used to make payments to cancel various stock options held by employees and directors of H&H, to make certain severance payments and various other employee-related commitments and to pay certain expenses incurred in connection with the Acquisition.

(5) Represents reduction in investment earnings related to cash used to fund a portion of the Acquisition.

(6)   Represents income tax benefit on the above adjustments.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997
                                 (IN THOUSANDS)

                                                                        WHX             H&H(1)       Adjustments          Pro Forma
                                                                        ---             ------       -----------          ---------
Net sales ....................................................     $   642,096      $   451,110     $      --           $ 1,093,206

Cost of products sold (excluding depreciation) ...............         720,722          337,478           6,408(2)        1,064,608

Depreciation and amortization ................................          49,445           13,509           5,729(3)           68,683

Selling, administrative and general expenses .................          68,190           52,540            --               120,730

Special charge ...............................................          92,701             --              --                92,701
                                                                   -----------      -----------     -----------         -----------

Operating income (loss) ......................................        (288,962)          47,583         (12,137)           (253,516)

Interest expense on debt .....................................          29,047           14,452          41,472(4)           84,971

Other income .................................................          50,668            2,920          (9,280)(5)          44,308
                                                                   -----------      -----------     -----------         -----------

Income (loss) before income taxes and
   extraordinary items .......................................        (267,341)          36,051         (62,889)           (294,179)

Tax provision (benefit) ......................................         (93,569)          15,141         (21,444)(6)         (99,872)
                                                                   -----------      -----------     -----------         -----------

Income (loss) before extraordinary items .....................        (173,772)          20,910         (41,445)           (194,307)

Dividend requirement for preferred stock .....................          20,657             --              --                20,657
                                                                   -----------      -----------     -----------         -----------

Income (loss) before extraordinary items available
   to common stock ...........................................     ($  194,429)     $    20,910     ($   41,445)        ($  214,964)
                                                                   ===========      ===========     ===========         ===========

(1) Certain H&H line items have been reclassified to conform to WHX's financial presentation.

(2)   Represents elimination of H&H LIFO liquidation gain.

(3) Represents amortization of goodwill on a straight line basis over 40 years.

(4) Represents interest expense on the Notes, amortization of related deferred financing costs and interest on H&H borrowings used to make payments to cancel various stock options held by employees and directors of H&H, to make certain severance payments and various other employee-related commitments and to pay certain expenses incurred in connection with the Acquisition.

(5) Represents reduction in investment earnings related to cash used to fund a portion of the Acquisition.

(6)   Represents income tax benefit on the above adjustments.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1998
                                 (IN THOUSANDS)

                                                                     WHX             H&H(1)         Adjustments           Pro Forma
                                                                     ---             ------         -----------           ---------
ASSETS
Current assets:
   Cash and cash equivalents ...............................     $      --        $     7,172      $      --            $     7,172
   Short-term investments ..................................         833,896             --            (91,475)(1)          742,421
   Trade receivables .......................................          57,606           68,639             --                126,245
   Inventories .............................................         283,522           77,512          107,000(2)           468,034
   Prepaid expenses, deferred charges and other
     current assets ........................................          21,172           11,677            8,462(3)            41,311
                                                                 -----------      -----------      -----------          -----------
         Total current assets ..............................       1,196,196          165,000           23,987            1,385,183
                                                                 -----------      -----------      -----------          -----------
Investment in associated companies .........................          76,383            3,913             --                 80,296
Property, plant and equipment, net .........................         726,137           95,166             --                821,303
Deferred income taxes ......................................         196,644             --               --                196,644
Prepaid/intangible pensions ................................          76,714           62,438          (80,996)(4)           58,156
Goodwill and other intangibles .............................          13,923           64,627          229,173(5)           307,723
Deferred charges and other assets ..........................          34,899           10,025           14,000(6)            58,924
                                                                 -----------      -----------      -----------          -----------
         Total assets ......................................     $ 2,320,896      $   401,169      $   186,164          $ 2,908,229
                                                                 ===========      ===========      ===========          ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Trade payables ..........................................     $   139,996      $    43,796      $      --            $   183,792
   Short-term debt .........................................         598,994             --             44,884(7)           643,878
   Deferred income taxes - current .........................          32,196             --             44,940(8)            77,136
   Other current liabilities ...............................          93,937           31,967             --                125,904
   Long-term debt due in one year ..........................             619             --               --                    619
                                                                 -----------      -----------      -----------          -----------
     Total current liabilities .............................         865,742           75,763           89,824            1,031,329
                                                                 -----------      -----------      -----------          -----------
Long-term debt .............................................         354,554          185,700          350,000(9)           890,254
Pension liability ..........................................         172,767             --           (168,974)(4)            3,793
Other employee benefit liabilities .........................         429,026             --              8,504(10)          437,530
Other liabilities ..........................................          49,955           22,748           33,380(8)           106,083
                                                                 -----------      -----------      -----------          -----------
     Total liabilities .....................................       1,872,044          284,211          312,734            2,468,989
                                                                 -----------      -----------      -----------          -----------
Redeemable common stock ....................................           4,163             --               --                  4,163
Stockholders' equity:
   Preferred stock .........................................             589             --               --                    589
   Common stock ............................................             184           14,611          (14,611)(11)             184
   Treasury stock (at cost) ................................            --            (44,941)          44,941(11)                0
   Unearned compensation ...................................            --             (2,857)           2,857(11)                0
   Unrealized gain on securities ...........................          19,935             --             (9,612)(12)          10,323
   Foreign currency translation adjustment .................            --             (1,784)           1,784(11)                0
   Additional paid-in capital ..............................         591,627           17,427          (17,427)(11)         591,627
   Accumulated earnings (deficit) ..........................        (167,646)         134,502         (134,502)(11)        (167,646)
                                                                 -----------      -----------      -----------          -----------
     Total stockholders' equity ............................         444,689          116,958         (126,570)             435,077
                                                                 -----------      -----------      -----------          -----------
         Total liabilities and stockholders' equity ........     $ 2,320,896      $   401,169      $   186,164          $ 2,908,229
                                                                 ===========      ===========      ===========          ===========

                                                   (footnotes on following page)

           FOOTNOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)


(1) Reflects the WHX cash used to fund a portion of the purchase price of the Acquisition and the use of the H&H Shares, valued as of March 31, 1998, currently owned by WHX to fund a portion of the purchase price of the Acquisition.

(2)   Represents adjustment to reflect inventories at estimated fair value.

(3) Represents adjustment to reduce funded supplemental retirement benefits of $1,700 and to reflect deferred tax benefits related to cancellation of stock options, severance payments and other benefits of $10,162.

(4) Represents adjustment of H&H pension asset to fair value and to reflect the merging of the WHX and H&H defined benefit pension plans, based upon the historical assumptions of the separate plans.

(5) Represents the excess of acquisition cost over fair market value of net assets acquired ($229,173). Fixed assets have not been stated at fair value, as this information is not readily available. The following sets forth the calculation of additional goodwill associated with the Acquisition.

          Purchase price.................................       $417,864
          Historical net assets acquired.................      (116,958)
          Fair market value adjustments..................      (108,155)
          H&H acquisition related fees and
               expenses, net of tax......................         36,422
                                                                --------
                            Additional goodwill..........       $229,173
                                                                ========

(6) Represents deferred transaction fees and expenses related to the issuance of the Notes.

(7) Represents debt incurred by H&H to make payments to cancel various stock options held by employees and directors of H&H, to make certain severance payments and various other employee-related commitments and to pay certain expenses incurred in connection with the Acquisition.

(8)   Represents deferred taxes on fair market value adjustments.

(9)   Represents the issuance of the Notes.

(10)  Represents   adjustment  to  reclassify  historical  H&H  retiree  medical liabilities from prepaid pension and to reflect liability at fair value.

(11) Represents adjustment to eliminate common shareholder equity accounts of H&H.

(12) Reflects the elimination of unrealized gain on H&H Shares held by WHX as of March 31, 1998.